UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

SITE Centers Corp.

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-11690	34-1723097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway
Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 755-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Par Value $0.10 Per Share	SITC	New York Stock Exchange
Depositary Shares, each representing 1/20 of a share of 6.375% Class A Cumulative Redeemable Preferred Shares without Par Value	SITC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 13, 2024, certain subsidiaries (collectively, the “Sellers”) of SITE Centers Corp. (the “Company”) completed their previously announced sale to an affiliate of Pine Tree of their interests in Arrowhead Crossing (Phoenix, Arizona), Easton Market (Columbus, Ohio), The Fountains (Miami, Florida), Kenwood Square (Cincinnati, Ohio), Polaris Towne Center (Columbus, Ohio) and Tanasbourne Town Center (Portland, Oregon) for a price of $495 million in cash, subject to adjustment for certain closing pro-rations, allocations and credits. The transaction did not include the sale of 14,159 square feet of gross leasable area (“GLA”) at The Fountains (Shops at the Fountains), 70,971 square feet of GLA at Polaris Towne Center (Shops on Polaris), and 8,477 square feet of GLA at Tanasbourne Town Center (Shops at Tanasbourne), which parcels were retained by the Company and are intended to be included in its anticipated spin-off of Curbline Properties Corp. (“Curbline”).

Safe Harbor

The Company considers information in this Current Report that relates to expectations for future periods to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause actual results to differ materially from those indicated by such forward-looking statements, including, among other factors, the Company’s ability to complete the spin-off of Curbline in a timely manner or at all and the composition of the spin-off portfolio. The Company undertakes no obligation to revise these forward-looking statements to reflect events or circumstances that arise after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITE Centers Corp.

Date:	June 17, 2024	By:	/s/ Aaron M. Kitlowski
Executive Vice President, General Counsel and Secretary